SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C.  20549



                                FORM 8-K



                             CURRENT REPORT
                Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported):

                         October 20, 1998

                        METRIS MASTER TRUST
                      METRIS RECEIVABLES, INC.
            (Originator of the Metris Master Trust)
       (Exact name of registrant as specified in its charter)


	Delaware			               	033-99514				           41-1810301
(State of Incorporation)		(Commission File Number)	(IRS Employer
                                                    Identification No.)



       600 South Highway 169, Suite 300, St. Louis Park, Minnesota 55426
					           (Address of principal executive offices)


                             (612) 417-5645
          (Registrant's telephone number, including area code)







METRIS RECEIVABLES, INC.
Current Report on Form 8-K



Item 7.		Financial Statements and Exhibits

	Ex. 20a	Series 1996-1 September Certificateholders' Statement

	Ex. 20b	Series 1997-1 September Certificateholders' Statement

	Ex. 20c	Series 1997-2 September Certificateholders' Statement

                             SIGNATURE


		Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            									METRIS RECEIVABLES, INC.



                             								By\s\   Paul T. Runice
								                                     Treasurer




Dated:  October 20, 1998